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                                                                    EXHIBIT 10.5


        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

                                                      Dated: as of June 29, 2001

                        WARRANT CERTIFICATE REPRESENTING
                      WARRANTS TO PURCHASE COMMON STOCK OF
                         VIASOURCE COMMUNICATIONS, INC.

                  FOR VALUE RECEIVED, Viasource Communications, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"), hereby certifies that, General Electric Capital Corporation ("Holder"), the holder of these Warrants (the "Warrants", and each right to purchase a share of Common Stock, a "Warrant") is entitled, subject to the terms set forth below, at any time on or after September 28, 2001 (the "Commencement Date"), or from time to time thereafter, to purchase from the Company 5,797,828 fully paid and nonassessable shares of Common Stock at such Holder's option; provided that Holder may not exercise these Warrants to the extent that the exercise hereof, taken together with Holder's prior exercise of any other warrants received by Holder after the effective date hereof, would cause Holder to own more than nineteen and nine hundred ninety nine one-hundredths percent (19.999%) of the Company's outstanding Common Stock as of the date of exercise.

                  These Warrants shall be subject to (i) the registration rights provisions set forth in the Amended and Restated Stockholders Agreement dated as of June 1, 2000 among the Company and the parties thereto (the "Stockholders Agreement") and set forth in the Registration Rights Agreement dated as of August 1, 2001 among the Company and the parties thereto (the "Registration Rights Agreement") and the Holder shall be entitled to all rights it has thereunder with respect to the Warrants and the Warrant Shares and (ii) the following terms and conditions:

SECTION 1. EXERCISE OF WARRANTS; EXERCISE PRICE; ADJUSTMENTS RELATIVE TO
           EXERCISE OF WARRANTS

                  1A. EXERCISE OF WARRANTS. Subject to the conditions of this
Section 1, the holder of any Warrant at the holder's option may exercise such holder's rights under all or any part of the Warrants to purchase one share of Common Stock (the "Warrant Shares") for each Warrant at a price equal to $.01 per share (the "Exercise Price") at any time on or after the Commencement Date provided, that, at the option of the holder thereof, payment of the Exercise Price may be satisfied through the delivery and



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cancellation of additional Warrants having an aggregate Spread (as defined below) equal to the aggregate Exercise Price of the Warrants being exercised. The term "Spread" with respect to any Warrant, means the Market Price as defined in 1(B)(8) of the Warrant Shares issuable upon exercise of such Warrant adjusted as provided herein, less the Exercise Price of such Warrant. The Warrant Shares are subject to certain adjustments as set forth in Sections 1 and 3 and the term "Warrant Shares" as used herein shall as of any time be deemed to include all such adjustments to be given effect as of such time in accordance with the terms hereof. The calculation of the Spread and the number of Warrants deliverable in payment of the Exercise Price shall be verified by the Company.

                  1B. ISSUANCE OF COMMON STOCK. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the Market Price at the time of such issue or sale, then, forthwith upon such issue or sale, the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant subsequent to such event shall be increased (but not decreased, except as otherwise specifically provided in Section 1B(3)) to such number which shall be determined as follows:

                  by multiplying the number of shares of Common Stock purchasable upon exercise of such Warrant immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for such issue or sale would purchase at the Market Price at the time of such issue or sale per share of Common Stock.

No adjustment in the number of shares of Common Stock purchasable upon exercise of the Warrants, however, shall be made, or in the case of clause (ii), only a partial adjustment shall be made (i) unless such adjustment would require an increase of at least one percent (1%) in the number of shares of Common Stock purchasable upon exercise of each Warrant, but any such adjustment which is not required to be made by reason of this paragraph shall be carried forward and shall be made at the time of and together with the next subsequent adjustment and (ii) if, and to the extent that, as a result of such adjustment, this Warrant shall become exercisable for more than fifteen percent (15%) of the Common Stock of the Company, or, together with any other warrants that Holder may then exercise for Common Stock, more than nineteen and nine hundred ninety nine one-hundredths percent (19.999%) of such Common Stock, in each case as of the date of determination.

                  For the purposes of this Section 1B, the following Sections 1B(1) through 1B(9) shall also be applicable:

                  1B(1) ISSUANCE OF RIGHTS OR OPTIONS - In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise, except in the circumstances described in Section 1C




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         below) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Market Price, determined as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in Section 1B(3), no further adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  1B(2) ISSUANCE OF CONVERTIBLE SECURITIES - In case at any time after the date hereof the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Market Price, determined as of the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share; PROVIDED, HOWEVER, that (a) except as otherwise provided in Section 1B(3), no further adjustment of the number of shares of Common Stock purchasable upon exercise




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         of each Warrant shall be made upon the actual issue of such Common
         Stock upon conversion or exchange of such Convertible Securities, and
         (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the number of shares of Common Stock purchasable upon exercise of each Warrant have been or are to be made pursuant to other provisions of this Section 1B, no further adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant shall be made by reason of such issue or sale.

                  1B(3) CHANGE IN OPTION PRICE OR CONVERSION RATE - Upon the happening of any of the following events, namely, if the purchase price provided for in any right or option referred to in Section 1B(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 1B(1) or
         Section 1B(2), or the rate at which any Convertible Securities referred to in Section 1B(1) or Section 1B(2) are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the number of shares of Common Stock purchasable upon exercise of each Warrant hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to such number of shares of Common Stock which would have been purchasable upon exercise of each Warrant at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right referred to in
         Section 1B(1) or the termination of any such right to convert or exchange any such Convertible Securities referred to in Section 1B(1) or Section 1B(2), the number of shares of Common Stock purchasable upon exercise of each Warrant then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to such number of shares of Common Stock which would have been purchasable upon exercise of each Warrant at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been granted, issued or sold, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in Section 1B(1) or the rate at which any Convertible Securities referred to in Section 1B(1) or Section 1B(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of shares of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the number of shares of Common Stock purchasable upon exercise of each Warrant then in effect hereunder shall, if not already adjusted, forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such shares of Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the number of



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         shares of Common Stock purchasable upon exercise of each Warrant then in effect hereunder is thereby reduced.

                  1B(4) STOCK DIVIDENDS - In case at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or Convertible Securities, any shares of Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  1B(5) CONSIDERATION FOR STOCK - In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case at any time any shares of Common Stock of any class or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined reasonably and in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case at any time any shares of Common Stock or of any class or Convertible Securities or any rights or options to purchase such shares of Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no consideration is allocated to such rights or options by the parties thereto, such rights or options shall be deemed to have been issued for an amount of consideration equal to the fair value thereof as determined reasonably and in good faith by the Board of Directors of the Company.

                  1B(6) RECORD DATE - In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been




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         issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, unless such dividend or other distribution or right to subscribe when exercised is to be measured by the Market Price in effect on the date such dividend or other distribution or right to subscribe is exercised, in which case such date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been so issued or sold.

                  1B(7) TREASURY SHARES - The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section 1B.

                  1B(8) DEFINITION OF MARKET PRICE - "MARKET PRICE" shall mean, for any day, the average of the final sale prices of the Common Stock on all exchanges on which the Common Stock may at the time be listed or the final bid prices on the NASDAQ National Market System or NASDAQ over-the-counter market, in each such case, unless otherwise provided herein, averaged over a period of fifteen consecutive trading days ending 2 days prior to the day as of which "Market Price" is being determined; PROVIDED, HOWEVER, that in connection with a firm underwriting of a public offering of Common Stock, Market Price shall mean the initial public offering price in such underwritten offering. If at any time the Common Stock is not listed on any such exchange or quoted in any such domestic over-the-counter market, the "Market Price" shall be deemed to be the fair market value thereof as determined by an investment banking firm mutually acceptable to the Company and the holders of a majority in aggregate principal amount of the Warrants then outstanding.

                  1B(9) DETERMINATION OF MARKET PRICE UNDER CERTAIN CIRCUMSTANCES - Anything herein to the contrary notwithstanding, in case at any time after the date hereof the Company shall issue any shares of Common Stock or Convertible Securities, or any rights or options to purchase any such Common Stock or Convertible Securities, in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company under circumstances where on the date of the issuance of such shares of Common Stock or Convertible Securities or such rights or options the consideration received for such Common Stock or deemed to have been received for the Common Stock into which such Convertible Securities or such rights or options are convertible is less than the Market Price of the Common Stock but on the date the number of shares of Common Stock or Convertible Securities (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) or the number of such rights or options was determined (as set forth in a binding agreement between the Company and the other party to the transaction) the consideration received for such Common Stock or deemed to have been received for the Common Stock into which such Convertible Securities or such rights or options are convertible would not have been less than the Market




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         Price thereof, such shares of Common Stock shall not be deemed to have been issued for less than the Market Price of the Common Stock.

                  1B(10) CERTAIN ISSUES EXCEPTED - Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the number of shares issuable upon exercise of each Warrant in respect of (A) the issuance of any shares of Common Stock upon the exercise of options granted under any employee or director stock option plan of the Company and approved by the Board of Directors, (B) the issuance of warrants, options or other rights pursuant to employee or director stock option or stock ownership plans duly approved by the Board of Directors of the Company, (C) the issuance of any shares of Common Stock issued by the Company in connection with the acquisition of any business or any merger approved by the Board of Directors as part of the merger consideration, (D) the issuance of any shares of Common Stock in connection with or at any time after the consummation of a Qualified Public Offering, (E) the issuance of shares of Common Stock or options to purchase shares of Common Stock to certain key employees or sellers in connection with any acquisition or merger, such shares or options not to exceed 4% of the outstanding shares of Common Stock at any point in time (but at no point for more than 2.2 million shares (subject to any adjustment pursuant to any stock split, reverse stock split or other similar reorganization)), (F) the issuance of any warrants to any lender in connection with any financing entered into by the Company, such warrants not to exceed 5% of the outstanding shares of Common Stock immediately prior to such issuance; and (G) the issuance of any equity securities upon conversion or exercise of equity securities issued or permitted to be issued pursuant to clauses (i) through (viii) of
         Section 4.01 of the Stockholders Agreement; PROVIDED, THAT the aggregate amount of shares issued pursuant to clauses (A) and (B) above shall not exceed 8% of the outstanding shares of Common Stock at any point in time (but at no point for more than 4.4 million shares (subject to any adjustment pursuant to any stock split, reverse stock split or other similar reorganization)); and provided that clause(c) shall not apply to any shares issued as an advisory fee.

                  1C. LIQUIDATING DIVIDENDS; PURCHASE RIGHTS. (a) In case at any time after the date hereof the Company shall declare a dividend upon the shares of Common Stock of any class payable otherwise than in shares of Common Stock or Convertible Securities, otherwise than out of consolidated earnings or consolidated earned surplus (determined in accordance with United States generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries), and otherwise than in the securities to which the provisions of clause (b) below apply, and provided that such dividend shall not otherwise result in an adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant pursuant to any other provision hereof, the Company shall pay over to each holder of Warrants, upon exercise thereof on or after the dividend payment date, the securities and other property (including cash) which such holder would have received (together with all distributions thereon) if such holder had exercised the Warrants held by it on the record date fixed in connection with such dividend, and the Company shall take whatever steps




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         are necessary or appropriate to keep in reserve at all times such securities and other property as shall be required to fulfill its obligations hereunder in respect of the shares issuable upon the exercise of all the Warrants.

                  (b) If at any time or from time to time on or after the date hereof the Company shall grant, issue or sell any options or rights (other than Convertible Securities) to purchase stock, warrants, securities or other property pro rata to the holders of Common Stock of all classes ("PURCHASE RIGHTS"), then if it shall be entitled to an adjustment pursuant to Section 1B above and in lieu of such adjustment, each holder of Warrants shall be entitled, at such holder's option, to acquire (whether or not such holder's Warrants shall have been converted), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock issuable upon exercise of such Warrants, immediately prior to the time or times at which the Company granted, issued or sold such Purchase Rights.

                  1D. SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to such combination shall be proportionately decreased.

                  1E. CHANGES IN COMMON STOCK. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or other entity, or sale, transfer or other disposition of all or substantially all of its properties to another corporation or other entity, shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the shares of the Common Stock of the Company immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties, if any, as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore issuable upon exercise of the Warrants had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof (including without limitation provisions for adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company)




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         resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holders of Warrants at the last address of such holders appearing on the books of the Company, the obligation to deliver to such holders such shares of stock, securities or properties as, in accordance with the foregoing provisions, such holders may be entitled to acquire. The above provisions of this subparagraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers, or other dispositions.

                  1F. NOTICE OF ADJUSTMENT. Upon any adjustment of the number of shares of Common Stock or other stock or property purchasable upon the exercise of each Warrant as provided herein, then and in each such case the Company shall within ten days following such adjustment deliver to each holder of Warrants a certificate of the Chief Financial Officer of the Company setting forth the number of shares of Common Stock or other stock or property purchasable upon exercise of each Warrant resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Each holder of Warrants shall have the right, during the succeeding five Business Days, to dispute the results set forth in such certificate by notifying the Company of the nature of such dispute in writing in reasonable detail, including the amount and nature of any difference from the result determined by the Company. If no holder delivers such written notice of its objections within such five Business Day period, the determination set forth in the certificate of the Chief Financial Officer shall be deemed to have been accepted by the holders of the Warrants. The Company and such holder shall attempt to resolve any such objections within ten Business Days following the receipt by the Company of such holder's objections. If the Company and such holder are unable to resolve such dispute, the Company shall promptly obtain the opinion of a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Company's Board of Directors, which opinion shall state the number of shares of Common Stock or other stock or property purchasable upon exercise of each Warrant resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall promptly mail a copy of such accountants' opinion to each holder of Warrants.

                  1G. CERTAIN EVENTS. If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of Section 1 hereof are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion by the Board of Directors, the Company shall forthwith make the adjustments described therein; PROVIDED, HOWEVER, that no such adjustment pursuant to this Section 1G shall have the effect of decreasing the number of shares of Common Stock purchasable upon the exercise of each Warrant as otherwise determined pursuant to Section 1 hereof except in




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         the event of a combination of shares of the type contemplated in
         Section 1D and then in no event to a number of shares of Common Stock lesser than as adjusted pursuant to Section 1D.

                  1H. PROHIBITION OF CERTAIN ACTIONS. The Company will not (i) authorize or issue, or agree to authorize or issue, any shares of its capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding-up of the Company unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in the distribution of such assets or (ii) take any action which would result in any adjustment to the number of shares of Common Stock purchasable upon exercise of any Warrant if the total number of shares of Common Stock issuable after such action upon exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

                  1I. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company, and free from all Liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then effective Exercise Price. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation by the Company of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. Without limiting the foregoing, the Company will take all such action as may be necessary to assure that, upon exercise of any of the Warrants, an amount equal to the lesser of (a) the par value of each share of Common Stock outstanding immediately prior to such conversion, or (b) the Exercise Price, shall be credited to the Company's stated capital account for each share of Common Stock issued upon such exercise, and that the balance of the principal amount of each Warrant exercised shall be credited to the Company's capital surplus account.

                  1J. REGISTRATION AND LISTING OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act of 1933, as amended) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants shall be registered by the Company under the Securities Act of 1933, as amended or similar statute then in effect if required by the Stockholders Agreement or the Registration Rights Agreement and subject to the conditions stated therein. If and so long as the Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange upon official notice of issuance, of shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Securities Exchange Act of 1934, as amended and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company or shall require registration under the Exchange Act of 1934, as amended.

                  1K. ISSUE TAX. The issuance of certificates for shares of Common Stock upon exercise of Warrants shall be made without charge to the holders of the Warrants exercised for any issuance tax in respect thereof.

                  1L. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

                  1M. NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. No Warrant shall entitle any holder thereof to any of the rights of a shareholder of the Company. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof by the holder thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

                  1N. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the date of exercise.

                  1O. NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation and winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company.

SECTION 2. METHOD OF EXERCISE OF WARRANTS

                  The Warrants may be exercised by the surrender of this Certificate, with the Form of Subscription attached hereto duly executed by the holder, to the Company at its principal office, accompanied by payment of the Exercise Price for the number of shares of Common Stock specified or by the surrender of Warrants having an aggregate Spread equal to the Exercise Price for the number of shares of Common Stock specified. The Warrants may be exercised for less than the full number of shares of Common Stock called for hereby by surrender of this Certificate in the manner and at the place provided above, accompanied by payment for the number of shares of Common Stock being purchased. If the Warrants should be exercised in part only, the Company shall, upon surrender of this Warrant Certificate for cancellation, execute and deliver a new Warrant Certificate evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant Certificate at the office of the Company, in proper form for exercise, accompanied by the full Exercise Price in cash or certified or bank cashier's check or by the surrender of Warrants having an aggregate Spread equal to the Exercise Price for the number of shares of Common Stock specified, the holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to the holder.

                  As soon as practicable after the exercise of these Warrants in whole or in part and, in any event, within ten days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the holder a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (and any new Warrants) to which the holder shall be entitled upon such exercise. Each certificate for shares of Common Stock so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as the holder may designate.

SECTION 3. ADJUSTMENT OF WARRANT SHARES REGARDING CAPITAL INVESTMENT

                  If, prior to the Commencement Date, the Company has consummated a capital investment transaction or transactions, either by way of debt or equity (the "CAPITAL INVESTMENT"), pursuant to which the Company has received Capital Investments in an aggregate funded amount of $4,000,000 (the "FUNDING THRESHOLD") the Company shall be entitled upon notice to Holder to cancel this Warrant and issue a single replacement warrant in exchange for this Warrant and for that certain Warrant Certificate Representing Warrants to Purchase Common Stock of Viasource Communications, Inc., dated as of July 6, 2001 between the Company and Holder, which shall also be cancelled, which replacement warrant may be exercised for a number of shares of Common Stock equal to four percent (4%) of the number of shares of the Company's Common Stock issued and outstanding as of such date.

                  If such Funding Threshold has not been achieved by the Commencement Date, the Company shall be entitled to reduce the number of Warrant Shares purchaseable hereunder in the manner and to the extent set forth in
SECTION 2.11(B) of that certain Second Amended and Restated Credit Agreement dated as of August 3, 2001 by and among the Company, the subsidiaries signatory thereto, the lenders signatory thereto and General Electric Capital Corporation, in its capacity as agent thereunder.

                  Upon any reduction pursuant to this section, Holder shall surrender to the Company this Warrant Certificate in exchange for a warrant certificate relating to such reduced number of shares of Common Stock, which replacement warrant shall be exercisable by Holder at any time after the Commencement Date.

SECTION 4. MUTILATED OR MISSING WARRANT CERTIFICATES

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of indemnification reasonably satisfactory to the Company and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will execute and deliver a new Warrant Certificate of like tenor and date.

SECTION 5. MISCELLANEOUS

                  5A. REMEDIES. Each holder of Warrants and Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  5B. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such holder or holder of Warrant Shares.

                  5C. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  5D. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  5E. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  5F. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of the day and year first above written.

                                       VIASOURCE COMMUNICATIONS, INC.


                                       By: /s/ Craig A. Russey
                                           -------------------------------------
                                           Name:  Craig A. Russey
                                           Title: President and CEO

                              FORM OF SUBSCRIPTION

                                                     DATE:_________________ 19__

             [To be executed only upon the exercise of the Warrant]

TO:      VIASOURCE COMMUNICATIONS, INC.

                  The Undersigned, the holder of the within Warrants, hereby irrevocably elects to exercise all or part of the purchase right represented by such Warrants for, and to purchase thereunder, __________ shares of Common Stock of Viasource Communications, Inc. (the "Company") and herewith makes payment of $__________ to the Company, evidenced by delivery of __________, or by the surrender of Warrants having an aggregate Spread (as defined in the Warrant) equal to the Exercise Price of the Warrants being exercised, and requests that the certificate of such shares be issued in the name of, and be delivered to __________, whose address is _______________________________.



                                            ------------------------------------
                                            (Name of Holder)



                                            ------------------------------------
                                            (Authorized Signatory)



                                            ------------------------------------
                                            (Address)

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                No. of Shares of Common Stock
----------------------------                -----------------------------



and does hereby irrevocably constitute and appoint _________________ attorney-in-fact to register such transfer on the books of Viasource Communications, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                                 Print Name:
       -------------------------                   -----------------------------

                                       Signature:
                                                  ------------------------------

                                       Witness:
                                                --------------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.




                                     - 2 -